SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): January 9, 2003





                        DRIVETIME AUTOMOTIVE GROUP, INC.
                       (f/k/a UGLY DUCKLING CORPORATION)
             (Exact Name of Registrant as Specified in its Charter)




         Delaware                        000-20841                86-0721358
(State or other jurisdiction of   (Commission File Number)     (I.R.S Employer
incorporation or organization)                               Identification No.)


                           4020 E. Indian School Road
                             Phoenix, Arizona 85018
               (Address of Principal Executive Offices) (Zip Code)



                                 (602) 852-6600
              (Registrant's Telephone Number, Including Area Code)



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ITEM 5.  OTHER EVENTS

                  DRIVETIME REPORTS THIRD QUARTER 2002 RESULTS

PHOENIX - January 8, 2003 - DriveTime Automotive Group, Inc., formerly known as Ugly Duckling Corporation, the largest used car sales company focused exclusively on the sub-prime market, announced today that its request to withdraw its debentures from listing on the American Stock Exchange has been granted and the debentures will no longer be listed and traded on the American Stock Exchange. The Company will also no longer be a reporting company under the Exchange Act. The delisting and deregistration follow the Company's 2002 going private transaction in which Ernest C. Garcia, via affiliates, acquired all of the common stock of the Company and ceased public trading.

ITEM 7.  EXHIBITS

99.1 Press Release dated January 8, 2003.





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   UGLY DUCKLING CORPORATION


Date: January 9, 2003                           By: ____________________________
                                                   Jon D. Ehlinger
                                                   General Counsel and Secretary